SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549



                          FORM 8-K


                  CURRENT REPORT PURSUANT
               TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  June 1, 1999


           UNITED COMPANIES FINANCIAL CORPORATION
   (Exact Name of Registrant as Specified in Its Charter)






                         LOUISIANA
       (State or Other Jurisdiction of Incorporation)

      1-7067                                 71-0430414
 (Commission File                         (I.R.S. Employer
      Number)                            Identification No.)

    4041 Essen Lane                          70809
 Baton Rouge, Louisiana                   (Zip Code)
 (Address of Principal
   Executive Offices)

                       (225) 987-0000
    (Registrant's Telephone Number, Including Area Code)

                       Not Applicable
   (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

          As previously disclosed in a press release filed under cover of a Form 8-K on June 3, 1999, which Form 8-K and press release are incorporated herein by reference, on June 1, 1999, United Companies Financial Corporation completed the sale of a substantial portion of its retail lending platform, UC Lending(R), to Aegis Mortgage Corporation ("Aegis"), a mortgage company based in Houston, Texas.
Under the terms of the sale, Aegis paid $3 million, plus an additional $7.3 million to cover the May, 1999 operating expenses relating to 127 branch offices and related retail lending assets. Aegis also assumed the post-closing obligations under the leases to the 127 branch offices and under the equipment leases, auto leases and other contracts and agreements associated with operating these branch offices and the Baton Rouge home office facilities of the retail lending platform. In addition, Aegis purchased all of the loans closed by UC Lending(R) during the month of May, 1999. A copy of the Asset Purchase Agreement and a copy of a letter related to prorations of payments made pursuant thereto are filed as exhibits hereto.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

(a)  Financial Statements of Business Acquired.

(b) In accordance with Item 7(a)(4) of Form 8-K, any financial statements required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before July 16, 1999.

(c)  Exhibits

     Exhibit                      Exhibit
       No.

     10.1      Asset Purchase Agreement by and among United
               Companies Financial Corporation, as Debtor and Debtor-in-Possession, the other Sellers party thereto, the Related Parties party thereto, United Realty XII L.L.C., in the limited capacity stated therein, United
               Companies Realty L.L.C., in the limited
               capacity stated therein, Aegis Mortgage
               Corporation as Purchaser, and Cerberus
               Partners, L.P., in the limited capacity
               stated therein, dated as of April 26, 1999.

      10.2     Proration Letter, dated June 1, 1999

                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 1999
                              UNITED COMPANIES FINANCIAL
                              CORPORATION



                              By: /S/ MICHAEL W. TRICKEY
                              ---------------------------
                                   Michael W. Trickey
                                   Chief Financial Officer

                        EXHIBIT INDEX

 Exhibit No.                     Exhibit

     10.1     Asset Purchase Agreement by and among United
              Companies Financial Corporation, as Debtor and Debtor-in-Possession, the other Sellers party thereto, the Related Parties party thereto, United Realty XII L.L.C., in the limited capacity stated therein, United
              Companies Realty L.L.C., in the limited
              capacity stated therein, Aegis Mortgage
              Corporation as Purchaser, and Cerberus
              Partners, L.P., in the limited capacity
              stated therein, dated as of April 26, 1999.

     10.2     Proration Letter, dated June 1, 1999